UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2014

(Exact name of registrant as specified in its charter)

Delaware	001-35049	84-0592823
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

633 17th Street, Suite 2320 Denver, Colorado	80202-3625
(Address of principal executive offices)	(Zip Code)

(303) 296-3076
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre−commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre−commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On September 8, 2014, Earthstone Energy, Inc. (“Earthstone or the “Company”) uploaded a September 2014 investor presentation.  The presentation included information about the proposed strategic combination between Earthstone Energy, Inc. and Oak Valley, as referenced in the Company’s Current Report on Form 8-K filed on May 16, 2014 with the U.S. Securities and Exchange Commission.

A copy of the presentation is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K, including the information set forth in Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit No.	Description
99.1	September 2014 investor presentation (a)

(a)	The exhibit is intended to be furnished to, not filed with, the U.S. Securities and Exchange Commission pursuant to General Instruction B.2 of Form 8-K.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHSTONE ENERGY, INC.

Date September 9, 2014	By:	/s/ Ray Singleton
Ray Singleton
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	September 2014 investor presentation (a)

(a)	The exhibit is intended to be furnished to, not filed with, the U.S. Securities and Exchange Commission pursuant to General Instruction B.2 of Form 8-K.